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                              JPMORGAN INCOME FUNDS

                      JPMORGAN GLOBAL STRATEGIC INCOME FUND
                               (ALL SHARE CLASSES)
                       (EACH A SERIES OF JPMORGAN TRUST I)

                         SUPPLEMENT DATED MARCH 20, 2006
                   TO THE PROSPECTUSES DATED DECEMBER 31, 2005

     The Board of Trustees of JPMorgan Trust I has approved changes to the name, investment objective and strategies of the JPMorgan Global Strategic Income Fund (the "Fund"). On or around May 19, 2006 (the "Effective Date"), new prospectuses dated on the Effective Date (the "New Prospectuses") will replace the prospectuses for the Fund dated December 31, 2005 and all references to the Fund in the December 31, 2005 prospectuses will be thereby deleted. Please note that the New Prospectuses reflecting the changes for the Fund are not effective and that the information in the New Prospectuses and this supplement is not complete and may be changed. The following is a brief summary of some of the changes.

CHANGES TO FUND NAME AND INVESTMENT OBJECTIVE. On the Effective Date, the Fund will be renamed "JPMorgan Strategic Income Fund" and the investment objective of the Fund will be changed to read as follows:

     "The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties."

CHANGES TO INVESTMENT STRATEGIES. The investment strategies of the Fund will also be changed effective on the Effective Date. Once this change is implemented, the Fund will allocate its investments among six strategies/sectors that include domestic and international fixed income securities as well as a broad array of derivatives, relative value strategies, and non-traditional income securities. These strategies/sectors will be as follows:

     - RATES/DURATION MANAGEMENT - includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have. (Target Range 0-100%)

     - CORPORATE CREDIT INVESTMENTS - includes the full spectrum of investment and non-investment grade debt. (Target Range 0-75%)

     - RELATIVE VALUE STRATEGIES - includes fixed income relative value strategies such as credit-oriented trades, mortgage-dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives. (Target Range 0-35%)

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     -    FOREIGN SECURITIES AND EMERGING MARKET DEBT - includes the full range of securities from developed and emerging markets as well as derivatives that provide exposure to such markets. (Target Range 0-50%)

     - NON-TRADITIONAL INCOME - includes convertible securities, preferred securities, and equity stocks that the Adviser believes will produce income or generate return. (Target Range 0-50%)

     - CASH/SHORT DURATION - Cash, money market instruments, and other short-term securities of high quality. (Target Range 0-100%)

The Fund's investments will not necessarily be allocated among all six strategies/sectors at any given time and may at times be invested in one strategy/sector, consistent with the target ranges identified above.

On the Effective Date, the Fund will also have the ability to invest substantially all of its assets in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with junk bonds.

The Fund will also be permitted to enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.

The value of the Fund's investments in equity securities will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio. The Fund may also invest in convertible securities. Convertible securities may include any debt securities or preferred stock which generally pay interest or dividends and may be converted into common stock or which carry the right to purchase common stock. The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common stock fluctuates.

CHANGES TO INVESTMENT PROCESS. Effective on the Effective Date, the Investment Process will be changed to read as follows:

The adviser, J.P. Morgan Investment Management Inc. ("JPMIM"), allocates the Fund's assets among six investment strategies using a value-oriented approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will

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establish and monitor the strategy allocations for the Fund and make day-to-day decisions concerning overlay strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

CHANGES TO PORTFOLIO MANAGEMENT TEAM. Effective on the Effective Date, the lead portfolio managers primarily responsible for the day-to-day allocation decisions for the Fund are listed below. As part of that responsibility, the lead portfolio managers will establish and monitor the strategy allocations for the Fund and make day-to-day decisions concerning overlay strategies used by the Fund. Day-to-day decisions concerning security selection within each sector will be made by dedicated sector and research teams who will support the strategies of the Fund within the parameters established by the lead portfolio managers. The lead portfolio manager(s) for the sector teams are also listed below:

JPMORGAN STRATEGIC INCOME FUND. William Eigen, CFA, will serve as the senior portfolio manager of the Strategic Income Fund. In his role as senior portfolio manager for the Fund, he will be responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning overlay strategies to be used by the Fund. Mr. Eigen is a managing director of JPMIM since March, 2006. In addition to his role for JPMIM, Mr. Eigen has also served as portfolio manager for Highbridge Capital Management, LLC ("Highbridge") since August, 2005. Highbridge is an indirect, majority owned subsidiary of JPMorgan Chase & Co. Prior to his current position, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies. Along with Mr. Eigen, Jan Faller, CFA, will also serve as portfolio manager for the Fund. Mr. Faller is a managing director at JPMIM since March, 2006. In addition to his role as a JPMIM portfolio manager, Mr. Faller has also served as a portfolio manager for Highbridge since October, 2005. Prior to that, Mr. Faller was employed as a lead manager at Deutsche Asset Management from 1999 to 2005 where he managed several multi-sector income strategies.

     Assets that have been allocated to a strategy or sector by Mr. Eigen and Mr. Faller will be managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and security selection for the various allocations will be as follows:

     Robert Cook, CFA, and Thomas Hauser, vice president and CFA, are the portfolio managers responsible for corporate credit investment strategy. Mr. Cook is currently a managing director of JPMIM and leader of one of JPMIM's fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as

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overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr.
Hauser served as a vice president with 40/86 Advisors beginning in 2001.

     Jeff Grills, vice president and CFA, and Gunter Heiland, vice president, are the portfolio managers responsible for the foreign securities and emerging market debt strategies. An employee of JPMIM since 1993, Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. Prior to his current role, Mr. Grills spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Mr. Heiland is responsible for setting strategy and portfolio construction across emerging market debt strategies. He is also responsible for the trading of emerging markets and coordinating technology for the desk. Previously he was senior credit trader in the U.S. Fixed Income Trading Group. Before joining JPMIM in 1997, Mr. Heiland spent seven years at Salomon Brothers.

     John Donohue, managing director, and Michael Pecoraro, managing director, are the lead portfolio managers responsible for the rates/duration management and relative value strategies. Mr. Donohue is also the lead portfolio manager responsible for the cash/short duration strategy. Mr. Donohue is the global head of the Short Duration Investment Strategy Team and the Chief Investment Officer of the Global Fixed Income Team. An employee since 1997, his team is responsible for the management of global money market, enhanced cash and select short duration portfolios. Currently, Mr. Pecoraro is the chief investment officer for broad market strategies. An employee of JPMIM since 1992, Mr. Pecoraro previously served as the head of all liquid market sectors, mortgage-backed securities, and as a member of JPMIM's Applied Research Group and Capital Markets Research Group.

Corresponding changes will be made to the Statement of Additional Information.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                                    SUP-GSI2-306